Westlake Chemical Corporation Second Quarter 2019 Earnings Presentation

Westlake Chemical Corporation Business Highlights . Net income of $129 million for the second quarter of 2019; 57% improvement over the first quarter of 2019 . Started-up our 2.2 billion pound ethylene joint venture with Lotte in the second quarter of 2019 . Issued EUR 700,000,000 of senior unsecured notes due 2029 at a coupon of 1.625% per annum in July of 2019 . Increased chain integration and improved cost efficiencies by expanding select vinyls sites in the U.S. and Germany – expected fourth quarter 2019 start up of our expanded vinyls facility in Geismar, Louisiana Outlook . Continued growing demand for our product portfolio . Limited global capacity additions in the vinyls industry for the foreseeable future 2

Westlake Chemical Corporation Second Quarter 2019 Financial Highlights 2Q 1Q 2Q 2019 vs. 2Q 2Q 2019 vs. YTD YTD YTD 2019 vs. ($ in millions) 2019 2019 1Q 2019 2018 2Q 2018 2019 2018 YTD 2018 Sales $2,144 $2,025 6% $2,235 (4%) $4,169 $4,385 (5%) Operating Income $194 $134 45% $404 (52%) $328 $805 (59%) Vinyls EBITDA $269 $239 13% $395 (32%) $508 $791 (36%) Olefins EBITDA $119 $74 61% $192 (38%) $193 $391 (51%) Other EBITDA ($16) $1 NM ($19) NM ($15) ($35) NM EBITDA¹ $372 $314 18% $568 (35%) $686 $1,147 (40%) Second Quarter 2019 vs. First Quarter 2019 Second Quarter 2019 vs. Second Quarter 2018 + Higher margins in our Olefins segment – Lower sales prices for our major products + Seasonally higher earnings in our vinyls + Lower feedstock and purchased ethylene downstream product businesses costs + Lower restructuring, transaction and + Lower fuel costs integration-related costs + Higher polyethylene sales volumes (1) Reconciliations of EBITDA, Vinyls EBITDA, Olefins EBITDA and Other EBITDA to the applicable GAAP measures can be found on pages 7 and 8 3

Vinyls Segment Performance 2Q 1Q 2Q 2019 vs. 2Q 2Q 2019 vs. YTD YTD YTD 2019 vs. ($ in millions) 2019 2019 1Q 2019 2018 2Q 2018 2019 2018 YTD 2018 Sales $1,667 $1,566 6% $1,753 (5%) $3,233 $3,400 (5%) Operating Income $129 $101 28% $271 (52%) $230 $537 (57%) EBITDA $269 $239 13% $395 (32%) $508 $791 (36%) Second Quarter 2019 vs. First Quarter 2019 Second Quarter 2019 vs. Second Quarter 2018 + Seasonally higher earnings in our vinyls – Lower sales prices for caustic soda downstream product businesses – Lower sales price for PVC resin + Lower purchased ethylene and fuel costs + Lower restructuring, transaction and integration-related costs – Lower caustic soda sales prices 2Q 2019 2Q 2019 vs. vs. 1Q 2019 2Q 2018 Average Average SalesPrice Volume Sales Price Volume -1.9% + 8.3% -8.3% + 3.5% 4

Olefins Segment Performance 2Q 1Q 2Q 2019 vs. 2Q 2Q 2019 vs. YTD YTD YTD 2019 vs. ($ in millions) 2019 2019 1Q 2019 2018 2Q 2018 2019 2018 YTD 2018 Sales $477 $459 4% $482 (1%) $936 $985 (5%) Operating Income $82 $37 122% $158 (48%) $119 $321 (63%) EBITDA $119 $74 61% $192 (38%) $193 $391 (51%) Second Quarter 2019 vs. First Quarter 2019 Second Quarter 2019 vs. Second Quarter 2018 + Higher margins for our major products – Lower sales prices + Lower feedstock and fuel costs + Lower feedstock and fuel costs + Higher polyethylene sales volumes + Lower impacts from turnaround activity 2Q 2019 2Q 2019 vs. vs. 1Q 2019 2Q 2018 Average Average SalesPrice Volume SalesPrice Volume + 0.5% + 3.4% -21.2% + 20.1% 5

Financial Reconciliations

Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Three Months Ended March 31, Three Months Ended June 30, Six Months Ended June 30, 2019 2019 2018 2019 2018 (In millions of dollars) Net cash provided by operating activities $ 147 $ 320 $ 324 $ 467 $ 549 Changes in operating assets and liabilities and other (50) (191) (7) (241) 81 Deferred income taxes (15) — (29) (15) (45) Net income 82 129 288 211 585 Less: Other income, net 9 2 8 11 30 Interest expense (30) (28) (31) (58) (68) Provision for income taxes (31) (39) (93) (70) (182) Income from operations 134 194 404 328 805 Add: Depreciation and amortization 171 176 156 347 312 Other income, net 9 2 8 11 30 EBITDA $ 314 $ 372 $ 568 $ 686 $ 1,147 7

Reconciliation of Vinyls, Olefins and Corporate EBITDA to Applicable Operating Income Loss Three months ended March 31, Three months ended June 30, Six months ended June 30, (in $ millions) 2019 2019 2018 2019 2018 Vinyls EBITDA $239 $269 $395 $508 $791 Less: Depreciation and Amortization 134 138 120 272 238 Other Income (Expenses) 4 2 4 6 16 Vinyls Operating Income (Loss) 101 129 271 230 537 Olefins EBITDA 74 119 192 193 391 Less: Depreciation and Amortization 35 36 33 71 67 Other Income (Expenses) 2 1 1 3 3 Olefins Operating Income (Loss) 37 82 158 119 321 Other EBITDA 1 (16) (19) (15) (35) Less: Depreciation and Amortization 2 2 3 4 7 Other Income (Expenses) 3 (1) 3 2 11 Other Operating Income (Loss) (4) (17) (25) (21) (53) Vinyls Operating Income (Loss) 101 129 271 230 537 Olefins Operating Income (Loss) 37 82 158 119 321 Other Operating Income (Loss) (4) (17) (25) (21) (53) Total Operating Income (Loss) $134 $194 $404 $328 $805 8

Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding the timing and results of capital projects and demand for our products and capacity additions in the vinyls industry. Actual results may differ materially depending on factors such as general economic and business conditions; the cyclical nature of the chemical industry; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, Europe and worldwide economies, including those due to political tensions in the Middle East and elsewhere; current and potential governmental regulatory actions in the United States and Europe and regulatory actions and political unrest in other countries; industry production capacity and operating rates; the supply/ demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks; changes in laws or regulations; technological developments; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Jeff Holy Executive Vice President & Vice President & Chief Financial Officer Treasurer Westlake Chemical 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 9